Investor Presentation KBW Community Bank Investor Conference August 1 - 2, 2017 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements 2 Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward- looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) the expected cost savings, synergies and other financial benefits for the Folsom Lake Bank (“FLB”) acquisition might not be realized within the expected time frames or at all; (8) governmental approval of the FLB acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approval of the acquisition; (9) conditions to the closing of the FLB acquisition may not be satisfied, (10) the shareholders of FLB may fail to approve the consummation of the acquisition, and (11) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. Central Valley Community Bancorp has filed a registration statement with the SEC, including a proxy statement/prospectus and other relevant documents concerning the proposed FLB transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus is be available for free, both on the SEC website (http://www.sec.gov) and from Central Valley Community Bancorp and Folsom Lake Bank.

Experienced Management Team 3 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 3 37 David A. Kinross EVP, Chief Financial Officer 11 27 Gary D. Quisenberry EVP Commercial & Business Banking 17 32 Lydia E. Shaw EVP Community Banking 10 32 Patrick J. Carman EVP, Chief Credit Officer 8 45

Overview 4 NASDAQ Symbol CVCY Market Capitalization $271.2 Million Institutional Ownership 40% Insider Ownership 14% Total Assets $1.44 Billion Headquarters Fresno, CA Number of Branches 22 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 22 Branches in 9 Contiguous Counties As of June 30, 2017

Financial Highlights 5 Q2 2017 2016 2015 Total Average Assets $1.44 Billion $1.32 Billion $1.22 Billion Net Income $9.20 Million $15.18 Million $10.96 Million Diluted EPS $0.75 $1.33 $1.00 Net Interest Margin 4.42% 4.09% 4.01% ROA 1.27% 1.15% 0.90% ROE 10.81% 9.84% 8.12% Cash Dividends per share $0.12 $0.24 $0.18 Total Cost of Funds 0.08% 0.09% 0.09% NPAs to Total Assets 0.23% 0.18% 0.19% Leverage Capital Ratio 9.43% 8.75% 8.65% Common Equity Tier 1 Ratio 13.42% 12.48% 13.44% Tier 1 Risk Based Capital Ratio 13.83% 12.74% 13.79% Total Risk Based Capital Ratio 14.83% 13.72% 15.04%

Attractive Investment Opportunity 6 As of June 30, 2017 Source: NASDAQ Monthly Closing Price Data 0 5 10 15 20 25 1/1/2010 1/1/2011 1/1/2012 1/1/2013 1/1/2014 1/1/2015 1/1/2016 1/1/2017 Pr ic e CVCY Stock Price

Growing Franchise 7 Note: Acquisition of Visalia Community Bank occurred on July 1, 2013 and Acquisition of Sierra Vista Bank occurred on October 1, 2016 853,078 986,924 1,157,483 1,222,526 1,321,007 1,443,074 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 2012 2013 2014 2015 2016 Q2 2017 Th ou sa nd s Average Total Assets

Strong Net Income and NIM 8 7,520 8,250 5,294 10,964 15,182 9,198 4.21 4.09 4.11 4.01 4.09 4.42 3.80 3.90 4.00 4.10 4.20 4.30 4.40 4.50 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 2012 2013 2014 2015 2016 Q2 2017 Pe rc en t Th ou sa nd s Net Income Net Interest Margin

Steady Deposit Growth and Lowest Cost of Funds 9 719,601 848,493 1,006,560 1,065,798 1,144,231 1,253,709 0.23 0.15 0.11 0.09 0.09 0.08 0.00 0.05 0.10 0.15 0.20 0.25 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 2012 2013 2014 2015 2016 Q2 2017 Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 10 Non-Interest Bearing 39% Now/Savings 31% Money Market 19% TCDs 11% As of June 30, 2017 Total Deposits = $1.25 Billion

Loan Totals and Yield 11 394,575 445,300 533,531 578,899 644,282 752,819 6.06 5.96 5.53 5.27 5.29 5.59 4.80 5.00 5.20 5.40 5.60 5.80 6.00 6.20 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 2012 2013 2014 2015 2016 Q2 2017 Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

Well Diversified Loan Portfolio 12 Commercial & Industrial, 11% Agriculture Production & Land, 13% Owner Occupied Real Estate, 24% R/E Construction & Land, 10% Commercial Real Estate, 28% Other Real Estate, 3% Equity Loans and Lines, 8% Consumer & Installment, 4% As of June 30, 2017 Excludes Deferred Loan Fees Total Loans = $759 Million

Agricultural Loan Commitments 13 Almonds 23% Table Grapes 6% Open Land 17% Walnuts 10% Wine Grapes 9% Other 10% Tomatoes 2% Raisins 5% Cherries 9% Tree Fruit 3% Cotton 1% Pistachios 4% Citrus 1% Wheat 0% Alfalfa 0% As of June 30, 2017

Conservative Investment Portfolio 14 US Government Agencies 12% Municipal Securities 40% Agency CMO, MBS & Other Securities 43% Fed Funds Sold 4% Equity Mutual Funds 1% As of June 30, 2017 Total = $545 Million Yield = 3.23% Duration 3.32 Years

$16 $39 $64 $73 $74 $75 $78 $93 $103 $120 $127 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q2 Pro Forma Loan Composition (6/30/2017) 15 Note I: Residential Real Estate includes home equity loans and lines of credit. Note II: Pro Forma loan balance does not include anticipated purchase accounting adjustments. CAGR: 10% Central Valley Community Bancorp Folsom Lake Bank Gross Loans Folsom Lake Bank Pro Forma Total: $769mm Yield on Loans: 5.28% C&D 10% C&I 11% Res. RE 4% OO CRE 24% NOO CRE 38% Multifamily 2% Consumer & Other 11% Total: $127mm Yield on Loans: 5.04% C&D 5% C&I 11% Res. RE 9% OO CRE 9% NOO CRE 55% Multifamily 9% Consumer & Other 2% Total: $896mm C&D 9% C&I 11% Res. RE 4% OO CRE 22% NOO CRE 40% Multifamily 4% Consumer & Other 10% ($mm)

$15 $44 $88 $93 $97 $110 $111 $125 $144 $164 $171 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q2 Pro Forma Deposit Composition (6/30/2017) 16 Note: Pro Forma loan balance does not include anticipated purchase accounting adjustments. CAGR: 11% Central Valley Community Bancorp Folsom Lake Bank Total Deposits Folsom Lake Bank Pro Forma Total: $1,246mm Cost of Deposits: 0.10% DDA 39% NOW & Other 5% MMDA & SAV 46% Retail Time 3% Jumbo Time 7% Total: $171mm Cost of Deposits: 0.36% DDA 36%NOW & Other 3% MMDA & SAV 45% Retail Time 2% Jumbo Time 14% Total: $1,417mm DDA 38%NOW & Other 5% MMDA & SAV 46% Retail Time 3% Jumbo Time 8% ($mm)

On the Horizon 17 Organic Loan Growth Close FOLB Acquisition in Q4 ‘17 Improve Efficiencies Fee Income Improvements Relationship Pricing & Customer Profitability Monitor Agriculture Impacts from Water, Regulation, Labor and Global Pricing

18 Investing in Relationships